Individuals with Highest Emoluments - Emoluments Payable to the Five Individuals with Highest Emoluments (Detail) - Five individuals with the highest emoluments [member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of transactions between related parties [line items]
Salaries, allowances and benefits in kind	¥ 6,579	¥ 5,259	¥ 5,602
Performance related bonuses	4,208	4,014	2,029
Retirement scheme contributions	156	158	157
Total	¥ 10,943	¥ 9,431	¥ 7,788